Exhibit 10.2

Short-term Note Agreement

SHORT-TERM NOTE

THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. LOANS MADE BY INVESTORS MAY NOT BE TRANSFERRED UNLESS SO REGISTERED OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE DEBT IS SET FORTH IN THIS SHORT-TERM LOAN AGREEMENT AND IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PURSUANT TO WHICH THE FUNDS WILL BE ISSUED.

SHORT-TERM LOAN AGREEMENT

SHORT-TERM LOAN AGREEMENT dated December 28, 2009 (this “Agreement”) between Home School Holdings, Inc., a Florida corporation (the “Company”), and the Borrower whose name appears on the signature page hereof (the “Borrower”).

BACKGROUND

Company desires to lend, and the Borrower desires to borrow, funds to exercise options held by the Borrower upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	LOAN FUNDS.

Company hereby lends to the borrower the amount of funds (the “Funds”) set forth on the signature page hereof.

2.	TERMS

(a)           The term of the loan is six months.

(b)           The annual interest rate shall be 5%, paid in arrears at maturity.

(c)           Repayment shall be made in cash or shares. If paid in shares, each share is valued at the then current market price or $0.033, whichever is greater.

3.	MISCELLANEOUS.

(a)           This Agreement and the rights and obligations of the parties hereunder shall be interpreted in accordance with the laws of the State of Illinois without reference to its conflict of law rules.

CONFIDENTIAL	Loan Agreement

(b)           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but the several counterparts together shall constitute but one and the same instrument.

(c)           Insofar as possible, each provision of this Agreement shall be interpreted so as to render it valid and enforceable under applicable law and severable from the remainder of this Agreement. A finding that any such provision is invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of any other provision or the validity or enforceability of such provision under the law of any other jurisdiction.

(d)           Each of the parties agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

(e)           For purposes of this Agreement, singular terms include the plural and vice versa and any pronoun of one gender includes the other gender or the neuter.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

Borrower	HOME SCHOOL HOLDINGS, INC.

____________________________	By:_____________________________

Signature

____________________________	Its:_____________________________

Printed Name

Loan: $______________________	Accepted as to $___________________

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Date